Amendment to
Master Global Custody Agreement Between
the Customer and JPMorgan Chase Bank, N.A.

This Amendment to the Master Global Custody Agreement between the Customer and JPMorgan Chase Bank, N.A. dated August 12, 2009, as amended (the “Agreement”), is by and among JNL Series Trust and JNL Investors Series Trust (each individually a “Trust” and together, the “Trusts”) and JNL Variable Fund LLC (the “Fund”) and JPMorgan Chase Bank, N.A. (the “Custodian”).

Whereas, the Custodian and the Trusts and Fund (the “Parties”) have entered into the Agreement by which the Custodian provides certain custodial services relating to securities and other assets of each Trust and the Fund.

Whereas, the Boards of Trustees of JNL Series Trust and the Board of Managers of the Fund (together, the “Board”) has approved new funds, a fund merger, and fund name changes for certain funds, as outlined below, effective June 24, 2019 (collectively, the “Fund Changes”):

JNL Series Trust
New Funds
1)	JNL/AQR Large Cap Defensive Style Fund; and
2)	JNL/BlackRock Advantage International Fund.
Fund Merger
1)	JNL/Mellon Capital 10 x 10 Fund to merge into the JNL/Mellon Capital Index 5 Fund.
Fund Name Changes
1)
JNL/Franklin Templeton Founding Strategy Fund change to JNL/Franklin Templeton Growth Allocation  Fund   (in   connection   with   an   investment   sub-adviser   appointment,   as   approved   by   the Board of Trustees of JNL Series Trust);

2)	JNL/Mellon Capital Index 5 Fund change to JNL/Mellon Index 5 Fund;
3)	JNL/Mellon Capital Bond Index Fund change to JNL/Mellon Bond Index Fund;
4)	JNL/Mellon Capital Emerging Markets Index Fund change to JNL/Mellon Emerging Markets Index Fund;
5)	JNL/Mellon Capital MSCI KLD 400 Social Index Fund change to JNL/Mellon MSCI KLD 400 Social Index Fund;
6)	JNL/Mellon Capital International Index Fund change to JNL/Mellon International Index Fund;
7)	JNL/Mellon Capital S&P 500 Index Fund change to JNL/Mellon S&P 500 Index Fund;
8)	JNL/Mellon Capital S&P 400 MidCap Index Fund change to JNL/Mellon S&P 400 MidCap Index Fund;
9)	JNL/Mellon Capital Small Cap Index Fund change to JNL/Mellon Small Cap Index Fund;
10)	JNL/Mellon Capital Utilities Sector Fund change to JNL/Mellon Utilities Sector Fund;
11)	JNL/Mellon Capital S&P 1500 Growth Index Fund change to JNL/Mellon S&P 1500 Growth Index Fund;
12)	JNL/Mellon Capital S&P 1500 Value Index Fund change to JNL/Mellon S&P 1500 Value Index Fund;
13)	JNL/Mellon Capital Consumer Staples Sector Fund change to JNL/Mellon Consumer Staples Sector Fund;
14)	JNL/Mellon Capital Materials Sector Fund change to JNL/Mellon Materials Sector Fund;
15)	JNL/Mellon Capital Industrials Sector Fund change to JNL/Mellon Industrials Sector Fund; and
16)	JNL/Mellon Capital Real Estate Sector Fund change to JNL/Mellon Real Estate Sector Fund.

JNL Variable Fund LLC
Fund Name Changes
1)  JNL/Mellon Capital DowSM Index Fund change to JNL/Mellon DowSM Index Fund ;
2)   JNL/Mellon Capital Consumer Discretionary Sector Fund change to JNL/Mellon Consumer Discretionary Sector Fund ;
3)  JNL/Mellon Capital Energy Sector Fund change to JNL/Mellon Energy Sector Fund ;
4)  JNL/Mellon Capital Financial Sector Fund change to JNL/Mellon Financial Sector Fund ;
5)   JNL/Mellon Capital Healthcare Sector Fund change to JNL/Mellon Healthcare Sector Fund ;
6)   JNL/Mellon Capital Information Technology Sector Fund change to JNL/Mellon Information Technology Sector Fund ; and
7)   JNL/Mellon Capital Telecommunications Sector Fund change to JNL/Mellon Communication Services Sector Fund .

Whereas, pursuant to Board approval of the Fund Changes, as outlined above, the Parties have agreed to amend the Agreement, effective June 24, 2019, to update the list of funds to add the new funds, to remove the merged fund, and to update certain fund names in Schedule A.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:
1)	Schedule A of the Agreement is hereby deleted and replaced in its entirety with Schedule A dated June 24, 2019, attached hereto.
2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.
3)
Each Trust, the Fund, and the Custodian hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the Trusts, the Fund, or the Custodian to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.
In Witness Whereof, the Parties hereto have caused this Amendment to be executed, effective as of June 24, 2019.
JNL Series Trust JNL Investors Series Trust JNL Variable Fund LLC		JPMorgan Chase Bank, National Association

By:	/s/ Kristen K. Leeman	By:	/s/ Carl Mehldau
Name:	Kristen K. Leeman	Name:	Carl Mehldau
Title:	Assistant Secretary	Title:	Vice President

Schedule A
List of funds as of June 24, 2019
JNL Investors Series Trust Funds
JNL Government Money Market Fund
JNL Securities Lending Collateral Fund
JNL Series Trust Funds
JNL/American Funds Balanced Fund
JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Capital Income Builder Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL Aggressive Growth Allocation Fund
JNL Growth Allocation Fund
JNL Moderate Growth Allocation Fund
JNL Institutional Alt 25 Fund
JNL Institutional Alt 50 Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/AQR Large Cap Defensive Style Fund
JNL/AQR Managed Futures Strategy Fund
JNL/BlackRock Advantage International Fund
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Global Natural Resources Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/First State Global Infrastructure Fund
JNL/FPA + DoubleLine Flexible Allocation Fund (for the portion of assets managed by Ivy Investment Management Company)
JNL/Franklin Templeton Global Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Growth Allocation Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Heitman U.S. Focused Real Estate Fund
JNL/Invesco China-India Fund
JNL/Mellon Bond Index Fund
JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon Emerging Markets Index Fund
JNL/Mellon Index 5 Fund
JNL/Mellon Industrials Sector Fund
JNL/Mellon International Index Fund
JNL/Mellon Materials Sector Fund
JNL/Mellon MSCI KLD 400 Social Index Fund
JNL/Mellon Real Estate Sector Fund
JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon S&P 500 Index Fund
JNL S&P 500 Index Fund
JNL/Mellon S&P 1500 Growth Index Fund
JNL/Mellon S&P 1500 Value Index Fund
A-1

JNL Series Trust Funds
JNL/Mellon Small Cap Index Fund
JNL/Mellon Utilities Sector Fund
JNL/Morningstar Wide Moat Index Fund
JNL/PIMCO Income Fund
JNL/PIMCO Real Return Fund
JNL/Scout Unconstrained Bond Fund
JNL/WMC Balanced Fund
JNL/WMC Government Money Market Fund
JNL/WMC Value Fund
JNL/S&P 4 Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P International 5 Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Mid 3 Fund
JNL/S&P Total Yield Fund
JNL/Vanguard Capital Growth Fund
JNL/Vanguard Equity Income Fund
JNL/Vanguard Global Bond Market Index Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard International Fund
JNL/Vanguard International Stock Market Index Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/Vanguard Small Company Growth Fund
JNL/Vanguard U.S. Stock Market Index Fund
JNL Variable Fund LLC Funds
JNL/Mellon DowSM Index Fund
JNL/Mellon Communication Services Sector Fund
JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon Energy Sector Fund
JNL/Mellon Financial Sector Fund
JNL/Mellon Healthcare Sector Fund
JNL/Mellon Information Technology Sector Fund
A-2